SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2015

Quorum Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-183870	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1360 Washington Ave.

Miami Beach, FL 33139

Tel: 305-531-4556

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

4629 Cass St.

San Diego, CA 92109

Tel. 760-454-1029

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report (“Report”), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

As used in this Report and unless otherwise indicated, the terms “we”, “us”, “our”, the “Company”, and refer to Quorum Corp.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(1)

Trademark License Agreement

On May 18, 2015, Quorum Corp. (the “Company”) entered into a Trademark License Agreement (the “License Agreement”) with Ami James Ink, LLC (the “Licensor,” or “AJI”), a California limited liability company, whereby Ami James is a shareholder and director of AJI (the “AJI Shareholder”). Pursuant to the License Agreement, the Company acquired the exclusive worldwide rights, for a period of 10 years, to various trademarks, which the Company intends to utilize for the manufacture, distribution, sales and marketing of certain Ami James branded products within the apparel industry. As consideration for the exclusive license granted under the License Agreement, the Company shall pay a royalty paid to AJI of ten percent (10%) of all net sales of licensed products. Additionally, AJI may, at its sole discretion, convert payments due AJI pursuant to the License Agreement into Company common stock at a twenty percent (20%) discount.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the License Agreement, which is filed as Exhibits 10.1 to this Current Report and incorporated herein by reference.

ITEM 5.06

CHANGE IN SHELL COMPANY STATUS

As a result of closing the Share Exchange Agreement, the Company, although not previously deemed a “shell corporation” as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act, is providing the following information to the public to provide full and adequate disclosure regarding the new business direction of the Company and provide such current adequate information as we believe the public would need in order to make an informed investment decision.

FORM 10 DISCLOSURE

We are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises of the Company and AJI after the closing of the License Agreement, except that information relating to periods prior to the date of the License Agreement relate to the Company unless otherwise specifically indicated.

ITEM 1.

BUSINESS

Business Overview

Description of Business

We were incorporated on November 23, 2011, under the laws of the State of Nevada. Our principal executive offices are located at 1360 Washington Ave. Miami Beach, FL 33139. Initially, and through our wholly owned subsidiary, Cheswick Holdings Limited, a company incorporated in Kenya, through which all of our operations are conducted. Cheswick was incorporated on October 6, 2011 and carries on all of our business activities in Kenya. Since we are in our startup stage, Cheswick has predominately been involved in administrative activities such as setting up bank accounts, establishing relationships with service providers and establishing our office facilities.

As a development stage company we had been in the business of developing a social media and networking website, Quintup.comTM, intended to serve as a transactional marketplace for buyers and sellers of contract services, known as micro-jobs. Our operations were based in the Eastern African city of Nairobi, Kenya, and Quintup.com TM is intended and being designed for consumer markets in Eastern Africa, with a focus on Kenya, Tanzania and Uganda.

On April 27, 2015, our sole officer and director resigned and Mr. Ami James was appointed as our sole officer and director. Ami James is a body artistry and fashion entrepreneur who opened his first tattoo studio in Miami which was the subject of TLC's reality show “Miami Ink”. Following the success of the first reality show and gaining an artistic and elevated reputation within the industry and amongst celebrity tattoo aficionados, allowed James to build an international brand. Mr. James leveraged his reputation to open night clubs in Miami and New York corresponding with the release in 2011 of another TLC reality show called “NY INK.” Since 2010 James has been involved with brand expansion via certain reality shows, new global tattoo studios, Wooster Street Social Club, Love Hate Choppers. In 2013 Mr. James teamed up with PETA in an ad for their “Ink Not Mink” campaign. Mr. James also co-founded Tattoodo, an online platform for getting a custom tattoo design, which launched on in May 2013. Mr. James has built a reputation as an artist and industry leader and plans on to continually grow and evolve his brand and reputation.

Thereafter, on July 2, 2015, we entered into a Trademark License Agreement with Ami James Ink, LLC, a California limited liability company (“AJI”), Mr. James is a shareholder and director of AJI. Pursuant to the License Agreement, the Company acquired the exclusive worldwide rights, for a period of 10 years, to various trademarks, which the Company intends to utilize for the manufacture, distribution, sales and marketing of various products within the apparel industry. As consideration for the exclusive license granted under the License Agreement, the Company shall pay a royalty paid to AJI of ten percent (10%) of all net sales of licensed products. Additionally, AJI may, at its sole discretion, convert payments due AJI pursuant to the License Agreement into Company common stock at a twenty percent (20%) discount.

Upon execution of the License Agreement, the Company plans to change its business direction in order to attempt to maximize value for your shareholders. Company’s management is in the process of evaluating its initial business relating to Quintup.com and has not yet made a determination how to best liquidate the assets related thereto. Management will evaluate all possible sale, license and other strategies relating to the liquidation of those assets. We intent to focus on the manufacturing, distribution, sales and marketing of the Ami James brands, as per the License Agreement.

I.

OUR BUSINESS

Overview

By exploiting the trademarks acquired through the License Agreement (the “Exclusive License”) we intend to design, market, distribute, and sells apparel under the brand names “Ami James” and “Ami James Ink” to fashion-conscious consumers on four continents, including North America, Europe, Asia, and South America. The Exclusive License grants the Company the right to design, develop, manufacture, distribute and sell a menswear line, a boyswear line, a girlswear line, an infant and toddler line and an accessory line.

We intend to utilize various contract manufacturers located in The United States, Mexico, South America, and Asia for the manufacture of our assorted products. We envision that all garments will be sourced, designed and manufactured by people with unique strengths, skills, and craftsmanship to create premium quality and reliable products that are in high demand with our targeted affluent demographics. We seek to continue to build our brand recognition that is characterized by unique style, timelessness, utility, and quality, as opposed to merely following prevailing fads or trends that do not have the same degree of potential growth or longevity over time.

Our Brand and Products

Following the execution of the License Agreement, the Company is now a brand management company, which has its core portfolio rooted in the human artistry, fashion, apparel and tattoo spaces. Mr. Ami James was integral in the evolution of the industry through his various reality shows and development of online tattoo platforms like www.tattoodo.com as well as operating five tattoo studios in the United States and Europe.

We intend to utilize Ami James name recognition, global branding and social media expertise to identify other opportunities to develop its brand portfolio across a diverse range of products and brands. We intend to also provide backend support such as design, production, warehousing and logistical support for future portfolio brands and products.

Artist Celebrity

 Designer

Initial Products

Products and Services

We intend to sell all product categories manufactured by Ami James Ink with an initial focus on the diverse apparel categories.

Denim

We currently offer both a men’s and women’s line of jeans and pants.

T-Shirts and Tops

The T-shirts and Tops represent the most artistic diversity of all our product offerings.

Caps, Beanies and Accessories

Footwear

Ami James Ink has pre-existing collaborative footwear pieces in the market which will provide a springboard for the Company to expand its footwear line with Ami James designed exclusive footwear and new licensing options that exist.

Seasonal and special edition items

Periodically, opportunities exist whereby corporations have retained Mr. James to develop special edition or limited edition products. Such is the case with Hummel for sneakers, Motorola unveiled an Ami James limited edition Razr phone in 2013 and custom designed motorcycles have also been crafted.

Consumer Direct Segment

Our Consumer Direct segment sells our products from our e-commerce site, www.amijamesbrands.com,. We accept and fill all customer orders received through our website internally. Additionally, we will focus and dedicate resources to expanding brand awareness through both social media and traditional online brand awareness strategies will be implemented. With Ami James work with prominent tattoo portals and an established social media presence the online growth will be a major source of growth. Statista projects US online apparel and accessory revenue to exceed 86 billion by 2018.

Market Overview

In 2012, The Harris Poll did an online poll of 2016 adults and currently one in five U.S. adults has at least one tattoo (21%) which is up from the 16% and 14% who reported having a tattoo when this question was asked in 2003 and 2008, respectively. Tattoos seem to be most prevalent in the West — 26% of adults in that region report having at least one — compared to fewer in the East (21%), Midwest (21%) and South (18%). Adults aged 30-39 are most likely to have a tattoo (38%) compared to both those younger (30% of those 25-29 and 22% of those 18-24) and older (27% of those 40-49, 11% of those 50-64 and just 5% of those 65 and older). Women are slightly more likely than men, for the first time since this question was first asked, to have a tattoo (now 23% versus 19%). IBISWorld estimates the tattoo industry to be the 6th fastest growing retail industry with an estimated 3 billion dollars in revenue and over 147 million Google searches a month. It is the crossover into mainstream fashion and apparel that provides an even greater market opportunity.

The diversity of product categories within the apparel industry will allow Ami James Brands to follow consumer trends as they pertain to demand.

Retain/Wholesale Segment

Currently our products are sold at all 5 tattoo shops operated by Ami James. Currently, tattoo studios are operated in Manhattan, Miami, North Carolina, Brazil and the UK. This account along with other retail accounts will be managed by the Company. There is a central showroom in the fashion district of Los Angeles, which allows retailers and wholesalers to see seasonal fashions.

Core Services Segment

The Core Services segment provides product design, distribution, marketing, e-commerce and other overhead resources to the Wholesale and Consumer Direct segments.

Design and Product Development

Mr. James is our principal designer and leads the vision of the Company. We do not currently have a formal research and development effort but we intend to continue to develop new merchandise styles for each seasonal collection. The development of our products from concept through manufacturing is engineered to be not only fashionable but durable as well.

Sources and Availability of Raw Materials

The fabrics used in our products are sourced from fabric manufacturers located in throughout the world. Although we do not currently have any long-term agreements in place for the supply of our fabrics, threads or other components, such high quality fabrics are currently readily available from a number of suppliers, including mills located both in the United States and abroad.

Quality Control

Our quality control program ensures that products meet our high quality standards. Random inspections of our products occur when our products are received in our distribution center. We believe that our quality control policy is integral in maintaining the quality, consistency and reputation of our products.

Distribution

We intend to expand globally through new and established distribution channels including wholesale, retail, e-commerce, concessions, and franchise and licensing agreements to further expand global brand exposure and new opportunities to increase sales revenue.

Marketing

We intend to manage and incubate new and innovative products and brands within and outside of the human artistry and apparel markets. With the first portfolio brand having an established name and existing infrastructure the focus of Ami James lies primarily in managing and expanding the brand. Brand expansion and sales are often correlated therefore existing accounts of the licensor will now be managed by the licensee. We market our products to domestic and international wholesale customers by participating in industry trade shows around the world and through our e-commerce website, we also maintain an active social media presence. Our marketing and public relations strategy is designed to communicate the signature design aesthetic and lifestyle of our brand. Mr. James oversees every aspect of our marketing, which allows us to set the tone for integrity, consistency and direction of the brand image worldwide.

Our marketing consists of a variety of channels including: national and international print advertising, strategic outdoor advertising, in-store advertising, digital advertising, guerilla marketing, involvement in the art community and social media. This mix of media and channels is designed to support the brand's growth across diverse consumer groups and markets.

Business Strategy

Over the next five years, we anticipate that our growth strategy will focus on the following five key areas:

.	Increase Global Wholesale Sales

We aim to expand our Wholesale segment by employing three key showrooms at global trade shows that we participate in, with the intention of further penetrating the Asian, European and American markets. The trade show circuit operates in conjunction with the global fashion weeks (Milan, Paris, London and New York). We believe that increased involvement in trade shows will enable us to further expose the brand, explore a larger sales field and develop new relationships with retailers, which will potentially lead to increased revenues and greater brand awareness.

.	Invest in Online Development and E-commerce Activity

We currently offer a globally accessible transactional website, www.amijamesbrands.com, which allows anyone with Internet access to purchase our products online. We are currently working with a website developer to make key operational advances to our website such as development of user-friendly operations and layout improvements. Further, we intend to present a greater number of products on our website and expand into further marketing techniques such as affiliate marketing and advertisement opportunities.

.	Establish Stores and Seek Partnership Opportunities

We feel that the introduction and expansion of our own stores will allow for stronger brand positioning and increased exposure.

.	Diversify and Expand our Product Portfolio

We will continue to expand and strengthen our current product portfolio while exploring opportunities to diversify into new product categories within a ready-to-wear line. We believe that diversification engages new consumer interest and enables the brand to benefit from a proactive and developing brand image while stimulating revenue from increased buyer interest and awareness of the brand. Furthermore, we anticipate that expansion of our collection will enable wholesale activity to flourish as well as increased online sales.

.	Expand our Team

Our team will rely on industry specialists with varied skills and backgrounds who engage in overlapping roles and responsibilities for different segments of our business. In the next five years, we aim to increase the number of direct in-house employees to five people. Further, we intend to allocate a specific area(s) of our business strategy to a specific employee or employees and will focus on developing that employee’s skills in that area of responsibility. Such areas of responsibility will include sales, website and social media, design and production, marketing, public relations, administration, finance and product development. The expansion of our team will allow for focused development of all areas of our business.

Intellectual Property

The “Ami James” and “Ami James Ink” brands are trademarked in the United States. Additionally, the company intends to file and prosecute additional trademark applications as may be deemed necessary for the expansion of our business. Generally, our trademarks remain valid and enforceable so long as we continue to use the marks in commerce and the required registration renewals are filed. We consider our trademarks to be valuable assets in the marketing of our products and seek to protect them from infringement worldwide.

Employees

We currently have no employees.

Competition

The overall tattoo and human artistry market is very fragmented. Very few national, recognizable brands exist within the industry. Tattoo artists typically operate small boutiques that rely on foot traffic and word of mouth. While the industry has gained more mainstream acceptance brands such as Ed Hardy have greatly benefited in the apparel and licensing spaces as envisioned by the acquisition of Ed Hardy by powerhouse Iconix Brands (ICON:NASDAQ). With the lack of national brands offering tattoo based lifestyle products the overall completion for Ami James brands is very fragmented and leaves opportunities for growth within mid-tier companies.

However, there can be no assurance that even if we do these things we will be able to compete effectively with the other companies in our industry.

Our competitive strength will depend on our ability to:

• anticipate and respond to changing consumer demands in a timely manner;

• maintain and increase favorable brand recognition;

• develop and produce high quality products that appeal to consumers;

• appropriately price our products;

• maintain the high quality of our products;

• ensure product availability;

• expand our product portfolio;

• add members to our team who possess the skills, know-how and desire to help us succeed;

• maintain an active role in the fashion industry;

• effectively market our products and brand name;

• effectively present our products at retail; and

• maintain and build relationships with key industry leaders.

Although we operate in a highly competitive market, we seek to distinguish our products by emphasizing superior quality, durability and craftsmanship. We believe that we have a competitive advantage in comparison to our competitors in the quality of our fabrics and craftsmanship, the unique style of Ami James, the superiority of our fits, and our price points.

Government Regulation

Our business operations are subject to several international and domestic laws including labor and employment laws, laws governing advertising and promotions, privacy laws, safety regulations, import/export restrictions, consumer protection regulations that govern product standards and labeling, and several other regulations. We believe that we are currently in material compliance with all such applicable laws.

For the current portfolio products and any potential products we believe will fall under the U.S. Consumer Product Safety Commission (CPSC) regulatory umbrella. The CPSC provides regulatory oversight for Clothing, flammable goods, furniture, hazardous substances, household chemicals, packaging, recreational consumer products, recreational vehicles, refrigerator, toys. As applicable, the Licensee shall comply with all regulatory and other agencies, including governmental and private, as applicable, in the marketing, distribution, and/or selling of the Products. Licensor shall provide any approvals, as applicable, to Licensee, that would be beneficial in the efforts of the Licensee.

We are currently not aware of any new legislation or regulation that may or may not apply to current and future products within the brand portfolio. However, in a constantly evolving global business environment we will rely on its management teams experience and advice from legal counsel.

Our e-commerce website and online content are subject to government regulation of the Internet in many areas, including user privacy, telecommunications, data protection, and commerce. The application of these laws and regulations to our business is often unclear and sometimes may conflict. It may take years to determine whether and how existing laws such as those governing intellectual property, privacy, advertising, etc. apply to the Internet. Nonetheless, laws and regulations directly applicable to Internet communications, commerce and advertising are becoming more prevalent. Due to the increasing popularity and use of the Internet, it is possible that laws and regulations may be adopted covering issues such as user privacy, content, quality of products and much more. Further, the growth and development of the market for e-commerce may prompt calls for more stringent consumer protection laws, which may impose additional burdens on companies conducting business online. Compliance with these regulations may involve significant costs or require changes in business practices that result in reduced revenue. Noncompliance could result in penalties being imposed on us or orders that we stop the alleged noncompliant activity. We believe that we are currently in material compliance with all such applicable laws.

Environmental Regulation

We not aware of any environmental compliance issues that may affect our ability to conduct business on a domestic and global scale. We are not aware of any material violations of environmental permits, licenses or approvals that have been issued with respect to our operations. We expect to comply with all applicable laws, rules and regulations relating to our business, and at this time, we do not anticipate incurring any material capital expenditures to comply with any environmental regulations or other requirements. While our intended projects and business activities do not currently violate any laws, any regulatory changes that impose additional restrictions or requirements on us or on our potential customers could adversely affect us by increasing our operating costs or decreasing demand for our products or services, which could have a material adverse effect on our results of operations.

ITEM 1A.

RISK FACTORS

You should carefully consider each of the risks and uncertainties described below and elsewhere in this Current Report on Form 8-K, as well as any amendments or updates reflected in subsequent filings with the SEC. We believe these risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results and could materially and adversely affect our business operations, results of operations, financial condition and liquidity. Further, additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our results and business operations.

Risks Associated with Our Business

Our business could be harmed if we fail to maintain proper inventory levels.

We place orders with our manufacturers for some of our products prior to the time we receive all of our customers' orders. We do this to minimize purchasing costs, the time necessary to fill customer orders and the risk of non-delivery. We also maintain an inventory of certain products that we anticipate will be in greater demand. However, we may be unable to sell the products we have ordered in advance from manufacturers or that we have in our inventory. Inventory levels in excess of customer demand may result in inventory write-downs, and the sale of excess inventory at discounted prices could significantly impair our brand image and have a material adverse effect on our operating results and financial condition. Conversely, if we underestimate consumer demand for our products or if our manufacturers fail to supply the quality products that we require at the time we need them, we may experience inventory shortages. Inventory shortages might delay product shipments, negatively impact key relationships with our customers, and diminish brand loyalty.

We rely on contract manufacturing of our products. Our inability to secure production sources meeting our quality, cost, working conditions and other requirements, or failures by our contractors to perform, could harm our sales and reputation.

We source our products from international manufacturers. As a result, we must locate and secure production that meets our demands. We depend on our manufacturers to maintain adequate financial resources and maintain sufficient development and manufacturing capacity. We do not have material long-term contracts with any of our manufacturers, and these manufacturers generally may unilaterally terminate their relationship with us at any time. Our dependence on contract manufacturers could subject us to a number of risks if these manufacturers do not meet our quality, cost, working conditions and other requirements or if they fail to materially perform, any of which could seriously harm our sales and reputation. Further, if we need to place greater demands on our current manufacturers due to increased customer demands, or seek additional or replacement manufacturers, we may be unable to do so on terms that are acceptable to us, if at all.

We rely on third-party suppliers who provide fabrics to our manufacturers to create our products. We have limited control over them and may not be able to obtain quality products on a timely basis or in sufficient quantity.

We do not manufacture our products or the raw materials used to create our products and instead rely on third-party suppliers to supply the materials to our manufacturers. We have no material long-term contracts with these suppliers, and we compete with other companies for fabrics, raw materials, and production. We may experience a significant disruption in the supply of fabrics or raw materials from current sources or, in the event of a disruption, we may be unable to locate alternative materials suppliers of comparable quality at an acceptable price, or at all. In addition, if we experience significant increased demand, or if we need to replace an existing supplier, we may be unable to locate additional supplies of fabrics or raw materials on terms that are acceptable to us, or at all, or we may be unable to locate any supplier with sufficient capacity to meet our requirements or to fill our orders in a timely manner. Identifying a suitable supplier is an involved process that requires us to become satisfied with their quality control, responsiveness and service, financial stability and labor and other ethical practices. Even if we are able to expand existing fabric sources, we may encounter delays in production and added costs as a result of the time it takes to train suppliers in our methods, products and quality control standards. Delays related to supplier changes could also arise due to an increase in shipping times if new suppliers are located farther away from our markets or from other participants in our supply chain. Any delays, interruptions or increased costs in the supply of fabrics for our products could have an adverse effect on our ability to meet customer demand for our products and result in lower net revenue and income from operations both in the short and long term.

Our business is subject to risks associated with manufacturing overseas.

All of our products are manufactured overseas. Our ability to import products in a timely and cost-effective manner may be affected by conditions at ports or issues that otherwise affect transportation, such as port and shipping capacity, labor disputes and work stoppages, political unrest, severe weather, or security concerns. These issues could delay importation of products or require us to locate alternative ports to avoid disruption to our customers. These alternatives may not be available on short notice, if at all, or could result in higher transit costs, which could have an adverse impact on our business and financial condition.

Further, our imported products are subject to customs laws, which impose tariffs, as well as import quota restrictions on apparel. While importation of goods from foreign countries from which we buy our products may be subject to embargoes if shipments exceed quota limits, we currently are not restricted by quotas in the operation of our business. However, we have no guarantee that regulations on imported goods will not materially change or that our business will not be adversely affected by duties, tariffs or embargoes in the future.

Violation of labor laws and practices by our manufacturers and suppliers could harm our business.

We require our manufacturers and suppliers to operate in compliance with applicable laws and regulations. While the Company promotes ethical business practices, we do not control our manufacturers or suppliers or their labor practices. The violation of labor or other laws by any of our manufacturers or suppliers, or divergence of their labor practices from those generally accepted as ethical in the local markets, could interrupt or otherwise disrupt the shipment of our products, harm the value of our trademarks, damage our reputation or expose us to potential liability for their wrongdoings.

A privacy breach could damage our reputation and our relationship with our customers, expose the Company to litigation risk and adversely affect our business.

As part of our normal course of business, we collect, process and retain sensitive and confidential customer information. Despite security measures we have in place, our facilities and systems may be vulnerable to security breaches, acts of vandalism, computer viruses, misplaced or lost data, programming and/or human errors, or other similar events. Any security breach involving the misappropriation, loss or other unauthorized disclosure of confidential information could severely damage our reputation and our relationships with our customers, expose the Company to risks of litigation and liability and adversely affect our business.

The loss of our Chief Executive Officer or other key personnel would have an adverse impact on our future development and could impair our ability to succeed.

Our performance is substantially dependent upon the expertise of our Chief Executive Officer, Ami James, and other key personnel. In addition to his executive officer functions, Mr. James heads our design team, marketing, and several other aspects of our business operations and his leadership has been instrumental to our business. The death or disability of Mr. James, temporary or permanent loss of his services, or any negative market or industry perception with respect to him, could have a material adverse effect on our business. The unexpected loss of services of Mr. James could also have a material adverse effect on us. We do not maintain "key man" insurance with respect to Mr. James which could severely disrupt our business and future operating results.

Our President, Chief Executive Officer, and a Director of the Company, Ami James, beneficially owns a large percentage of our common stock and may be able to exert significant influence and control over us and may make decisions that do not always coincide with the interests of other stockholders.

As of the date of this report, our President, Chief Executive Officer and a Director of the Company, Mr. James, beneficially owns approximately 53.42 percent of our common stock and is our largest stockholder. As a result, Mr. James is in a position to exert significant control over us and has the ability to substantially influence all matters submitted to our stockholders for approval, including the election and removal of directors, any merger, consolidation or sale of all or substantially all of our assets, an increase in the number of shares authorized for issuance under stock option plans, and to control our management and affairs. Accordingly, such concentration of ownership may have the effect of delaying, deferring or preventing a change in or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of our business, even if such a transaction would be beneficial to other stockholders.

Our Articles of Incorporation exculpates our officers and directors from certain liability to our Company or our stockholders.

Our Articles of Incorporation contain a provision limiting the liability of our officers and directors for their acts or failures to act, except for acts involving intentional misconduct, fraud or a knowing violation of law. This limitation on liability may reduce the likelihood of derivative litigation against our officers and directors and may discourage or deter our stockholders from suing our officers and directors based upon breaches of their duties to our Company.

Our success depends on the continued protection of our trademarks.

Our trademarks are important to our success and competitive position, and the loss of or inability to enforce our trademarks could harm our business. We have devoted and will continue to devote substantial resources to the establishment and protection of our trademarks on a worldwide basis. Despite any precautions we may take to protect our trademarks, policing unauthorized use of them is difficult, expensive and time-consuming, and we may be unable to adequately protect our trademarks or determine the extent of any unauthorized use, particularly in those foreign countries where the laws do not protect proprietary rights as fully as in the United States. Our efforts to establish and protect our trademarks may not be adequate to prevent imitation or counterfeiting of our products by others or to prevent others from seeking to block sales of our products for violating their trademarks. Unauthorized copying of our products or unauthorized use of our trademarks may decrease sales of our products and cause significant damage to our brand name and our ability to effectively represent ourselves to our customers. Also, we cannot assure you that others will not assert rights in, or ownership of, our trademarks, that our trademarks would be upheld if challenged or that we would, in that event, not be prevented from using our trademarks, any of which could have a material adverse effect on our financial condition and results of operations. Further, we could incur substantial costs in legal actions relating to our use of our trademarks or the use of our trademarks by others. Even if we are successful in these actions, the costs we incur could have a material adverse effect on us.

Risks Associated with Our Common Stock

The Company’s stock price may be volatile.

The market price of the Company’s common stock is likely to be highly volatile and could fluctuate widely in price in response to various potential factors, many of which will be beyond the Company’s control, including:

•

competition;

•

additions or departures of key personnel;

•

the Company’s ability to execute its business plan;

•

operating results that fall below expectations;

•

loss of any strategic relationship;

•

industry developments;

•

economic and other external factors; and

•

period-to-period fluctuations in the Company’s financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of the Company’s common stock.

Dividends

Payment of dividends on the Common Stock is within the discretion of the Board of Directors, is subject to state law, and will depend upon the Company's earnings, if any, its capital requirements, financial condition and other relevant factors.

Penny Stock Regulations

If a market develops and the price of the Company's stock is below $5.00 per share, or the Company does not have $2,000,000 in net tangible assets, or is not listed on an exchange or on the NASDAQ National Market System, among other conditions, the Company's shares may be subject to a rule promulgated by the Securities and Exchange Commission (the “SEC”) that imposes additional sales practice requirements on brokerdealers who sell such securities to persons other than established customers and institutional accredited investors. For transactions covered by the rule, the brokerdealer must make a special suitability determination for the purchaser and receive the purchaser's written consent to the transaction prior to the sale. Furthermore, if the price of the Company's stock is below $5.00, and does not meet the conditions set forth above, sales of the Company's stock in the secondary market will be subject to certain additional new rules promulgated by the SEC. These rules generally require, among other things, that brokers engaged in secondary trading of stock provide customers with written disclosure documents, monthly statements of the market value of penny stocks, disclosure of the bid and asked prices, and disclosure of the compensation to the brokerdealer and disclosure of the sales person working for the brokerdealer. These rules and regulations may affect the ability of brokerdealers to sell the Company's securities, thereby limiting the liquidity of the Company's securities. They may also affect the ability of the Company’s shareholders to resell their securities in the secondary market.

FINRA sales practice requirements may limit a stockholder’s ability to buy and sell our stock.

The Financial Industry Regulatory Authority (“FINRA”) has adopted rules that relate to the application of the SEC’s penny stock rules in trading our securities and require that a broker/dealer have reasonable grounds for believing that the investment is suitable for that customer, prior to recommending the investment. Prior to recommending speculative, low priced securities to their non-institutional customers, broker/dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative, low priced securities will not be suitable for at least some customers. FINRA’s requirements make it more difficult for broker/dealers to recommend that their customers buy our common stock, which may have the effect of reducing the level of trading activity and liquidity of our common stock. Further, many brokers charge higher transactional fees for penny stock transactions. As a result, fewer broker/dealers may be willing to make a market in our common stock, reducing a shareholder’s ability to resell shares of our common stock.

ITEM 2.

FINANCIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are not historical facts but rather are based on current expectations, estimates and projections. We may use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “foresee,” “estimate” and variations of these words and similar expressions to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted. You should read this Report completely and with the understanding that actual future results may be materially different from what we expect. The forward looking statements included in this Report are made as of the date of this Report and should be evaluated with consideration of any changes occurring after the date of this Report. We will not update forward-looking statements even though our situation may change in the future and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The following discussion should be read in conjunction with our audited financial statements and the related notes that appear elsewhere in this annual report. The discussions of results, causes and trends should not be construed to imply any conclusion that these results or trends will necessarily continue into the future.

Our audited financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

Results of Operations for our Years Ended June 30, 2014 and 2013

Our net loss for the years ended June 30, 2014 and 2013. are summarized as follows:

		Year ended June 30, 2013	Year ended June 30, 2014
Bank charges		$346	$72
Foreign exchange (gain) loss		$459	$(325)
General and administrative	$	Nil	$7,547
Professional fees		$35,053	$38,560
Consulting fees		$17,500	$60,500
Transfer agent and filing fees		$11,217	$24,732
Net loss		$(64,575)	$(132,455)

General and Administrative

In the year ended June 30, 2014, we incurred net loss of $132,455 compared to $64,575 in the year ended June 30, 2013. Our net loss increased $67,880 from June 30, 2013 to June 30, 2014 primarily as a result of an increase in general and administrative fees, consulting fees and transfer agent and filing fees.

Revenue

We have not earned any revenues since our inception.

Liquidity and Financial Condition

Working Capital

	At June 30, 2013	At June 30, 2014
Current assets	$8,689	$2,705
Current liabilities	$31,515	$157,986
Working capital (deficit)	$(22,826)	$155,281

Our total current assets as of June 30, 2014 were $2,705 as compared to total current assets of $8,689 as of June 30, 2013. The decrease was due to depletion of our cash reserves during fiscal 2014 as a result of increased operating expenditures. Our total current liabilities as of June 30, 2014 were $157,986 as compared to total current liabilities of $31,515 as of June 30, 2013. The increase of $126,471 in current liabilities was attributed to an increase in our accounts payable and accrued liabilities and related party payables.

Cash Flows

		Years Ended
		June 30,		June 30,
		2013		2014
Cash flows used in operating activities		$(36,434)		$(25,829)
Cash flows provided by (used in) investing activities	$	Nil	$	Nil
Cash flows provided by financing activities		$19,845		$49,005
Net increase (decrease) in cash during the year		$(36,434)		$(5,984)

Operating Activities

Cash used by operating activities decreased from $36,434 to $25,829 due to the operating expenses and changes in operating assets and liabilities.

Investing Activities

We did not have any investing activities during the years ended June 30, 2014 and 2013.

Financing Activities

During the year ended June 30, 2014, our company received $19,845 from financing activities compared with $0 during the year ended June 30, 2013.

Contractual Obligations

As a “smaller reporting company”, we are not required to provide tabular disclosure obligations.

Going Concern

The accompanying financial statements have been prepared assuming that our company will continue as a going concern. As shown in the accompanying financial statements, our company incurred losses of $132,455 for the year ended June 30, 2014 and has not yet produced revenues from operations. These factors raise substantial doubt about our company’s ability to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event that our company cannot continue as a going concern. Management anticipates that it will be able to raise additional working capital through the issuance of stock and through additional loans from investors.

The ability of our company to continue as a going concern is dependent upon our company’s ability to attain a satisfactory level of profitability and obtain suitable and adequate financing. There can be no assurance that management’s plan will be successful.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

Critical Accounting Policies

The discussion and analysis of our financial condition and results of operations is based upon the accompanying consolidated financial statements, which have been prepared in accordance with the accounting principles generally accepted in the United States of America and are expressed in United States Dollars. Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. These estimates and assumptions are affected by management’s application of accounting policies. We believe that understanding the basis and nature of the estimates and assumptions involved with the following aspects of our financial statements is critical to an understanding of our financial statements.

Basis of Presentation

These consolidated financial statements of our company have been prepared in accordance with generally accepted accounting principles in the United States and are expressed in United States dollars. Our company’s fiscal year end is June 30.

Principal of Consolidation

The consolidated financial statements include the accounts of Quorum Corp. and its 100% owned subsidiary, Chiswick Holdings Limited, a company incorporated in Kenya. All significant intercompany balances and transactions have been eliminated upon consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Our company regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. Our company bases our estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by our company may differ materially and adversely from our company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Cash and Cash Equivalents

Our Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

Financial Instruments

Our Company’s financial instruments consist principally of cash, accounts payable and accrued liabilities, and related party payables. The fair value of our company’s cash equivalents is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The carrying value of accounts payable and accrued liabilities and related party payables approximates their fair value because of the short maturity of these instruments. Unless otherwise noted, it is management’s opinion our company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Earnings (Loss) Per Share

Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive. At June 30, 2014, our company has no potentially dilutive securities outstanding and accordingly, basic loss and diluted loss per share are the same.

Income Taxes

Our Company accounts for income taxes using the asset and liability method which provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. Our company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

Recent Accounting Pronouncements

Jumpstart Our Business Startups Act (“JOBS Act”) Transition Accounting: pursuant to Section 107(b) of the JOBS Act, we have elected to use the extended transition period for complying with new or revised accounting standards for an “emerging growth company”. This election will permit us to delay the adoption of new or revised accounting standards that will have difference effective dates for public and private companies until such time as those standards apply to private companies. Consequently, our financial statements may not be comparable to companies that comply with public company effective dates.

Our Company has implemented all new accounting pronouncements that are in effect and that may impact its consolidated financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Contractual Obligations

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Selected Financial Data

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Quantitative and Qualitative Disclosures About Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 3.

PROPERTIES

We have maintained executive offices at 1360 Washington Ave. Miami Beach, FL 33139. There are currently no expenses associated with office space and related general expenses. We believe that our office space is adequate for our current needs, but growth potential may require a facility due to anticipated addition of personnel. We do not have any policies regarding investments in real estate, securities or other forms of property. We do not own any real property.

ITEM 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of the date of this Current Report by: (i) each of our directors; (ii) each of our executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our issued and outstanding shares of common stock. Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

As of May 14, 2015, there are 20,278,908 common shares issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days.

Name and Address of Beneficial Owner	Title of Class	Amount &Nature of Beneficial Ownership (1)	Percent of Class (%)(1)
Ami James (3) 1360 Washington Ave. Miami Beach, FL 33139	Common	10,833,334	53.42%
All Officers and Directors as a Group (1)	Common	10,833,334	53.42%

(1) The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown that are beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Ami James is the current CEO of the Company, he currently owns 10,833,334 common shares.

ITEM 5.

DIRECTORS AND EXECUTIVE OFFICERS

Identification of Executive Officers and Directors of the Company

The Company

Our current executive officers and directors are as follows:

Name and Age	Position(s) Held	Tenure
Ami James, 43	Sole Officer and Director	Appointed April 27, 2015

Term of Office

Each director of the Company serves for a term of one year and until his successor is elected and qualified at the next Annual Shareholders’ Meeting, or until his death, resignation or removal. Each officer of the Company serves for a term of one year and until his successor is elected and qualified at a meeting of the Board of Directors.

Significant Employees

None.

Family Relationships

There are no family relationships among the Company’s officers, directors or persons nominated for such positions.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)

Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.

Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

The Company has not adopted any formal Code of Ethics.

Committees of the Board of Directors

The Company does not presently have a separately designated standing audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. The functions of those committees are undertaken by our Board of Directors

Audit Committee

The Company has not established a separately designated standing audit committee. However, the Company intends to establish a new audit committee of the Board of Directors that shall consist of independent directors. The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

ITEM 6.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

(a) our principal executive officer;

(b) each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended June 30, 2014 and 2013; and

(c) up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended June 30, 2014 and 2013;

who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE(1)
Name and Principal Position	Year	Salary ($)	All Other Compensation ($)
Ami James(2) President, CEO, CFO, Secretary and Director	2015	Nill	NIL
Benjamin Ridding(3) President, Secretary, Treasurer and Director	2014 2013	Nil Nil	48,000 Nil
Yasmeen Savji(4) President, Secretary, Treasurer and Director	2014 2013 2012	Nil Nil Nil	Nil 17,500 Nil

(1)

We have omitted certain columns in the summary compensation table pursuant to Item 402(a)(5) of Regulation S-K as no compensation was awarded to, earned by, or paid to any of the executive officers or directors required to be reported in that table or column in any fiscal year covered by that table.

(2)

Mr. James was appoint as our sole officer and direction on April 27, 2015.

(3)

Benjamin Ridding was appointed as our president, secretary, treasurer and director on January 23, 2014.

(4)

Yasmeen Savji was appointed as our president, secretary, treasurer and director on November 23, 2011. She resigned on January 23, 2014.

Option Grants

We have not granted any options or stock appreciation rights to our named executive officers or directors since inception. We do not have any stock option plans.

Management Agreements

We have not entered into any management agreements with any of our executive officers.

Compensation of Directors

None.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Compensation Committee

We do not currently have a compensation committee of the board of directors or a committee performing similar functions. The board of directors as a whole participates in the consideration of executive officer and director compensation.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

ITEM 7.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

None of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•

Disclosing such transactions in reports where required;

•

Disclosing in any and all filings with the SEC, where required;

•

Obtaining disinterested directors consent; and

•

Obtaining shareholder consent where required.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of the Company’s Common Stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee or any other individual having a relationship, which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, we have no independent directors.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 8.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against the Company, nor is the Company involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which directors, officers or any affiliates, or any registered or beneficial shareholders, of the Company is an adverse party or has a material interest adverse to the interests of the Company.

ITEM 9.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market For Common Equity

Our common stock has been quoted on the OTC Market under the symbol QUOR since April 12, 2013. As of date of this report, there are 11 holders of record of our common stock. The following table sets forth the high and low sales prices for our common stock for the periods indicated, as reported by Yahoo Finance. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission. On March 6, 2015, the Company effectuated a 1-for-3 reverse stock split, the prices set forth below reflect the split.

Periods Ended:
Quarter Ended	High $
March 31, 2015	1.50
December 31, 2014	1.53
September 30, 2014	6.03

Fiscal Year Ended June 30, 2014
Quarter Ended	High $
June 30, 2014	3.03
March 31, 2014	0.00
December 31, 2013	0.00
September 30, 2013	0.00

Dividends

No cash dividends were paid on our shares of common stock during the fiscal years ended June 30, 2014 and 2013. We have not paid any cash dividends since our inception and do not foresee declaring any cash dividends on our common stock in the foreseeable future.

Recent Sales of Unregistered Securities

None.

Re-Purchase of Equity Securities

None.

Securities Authorized for Issuance under Equity Compensation Plan

None.

ITEM 10.

RECENT SALES OF UNREGISTERED SECURITIES

None.

ITEM 11.

DESCRIPTION OF THE REGISTRANT’S SECURITIES

Common Stock

Our Articles of Incorporation authorize us to issue 100,000,000 shares of common stock, 0 $0.00001. As of the date of this Current Report 20,278,908 shares of our common stock were issued and outstanding and we have zero shares of our common stock reserved for options, warrants and other commitments.

Preferred Stock

Our Articles of Incorporation authorize us to issue 100,000,000 shares of preferred stock, 0 $0.00001. As of the date of this Current Report no shares of our preferred stock were issued and outstanding.

Voting Rights

Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, all rights to vote and all voting power shall be vested in the holders of common stock. Each share of common stock shall entitle the holder thereof to one vote.

No Cumulative Voting

Except as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, cumulative voting by any shareholder is expressly denied.

Rights upon Liquidation, Dissolution or Winding-Up of the Company

Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the remaining net assets of the Company shall be distributed pro rata to the holders of the common stock.

We refer you to our Articles of Incorporation, any amendments thereto, Bylaws, and the applicable provisions of the Colorado Revised Statutes for a more complete description of the rights and liabilities of holders of our securities.

ITEM 12.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company’s Articles of Incorporation do not include specific provision relating to the indemnification of its officers and directors.

ITEM 13.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 13.

ITEM 14.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 15.

FINANCIAL STATEMENTS AND EXHIBITS

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 15.

END OF FORM 10 DISCLOSURE

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit	Filing

3.01(a)	Articles of Incorporation	Filed with the SEC on September 12, 2012, as part of our Registration Statement on Form S-1.

3.02	Bylaws	Filed with the SEC on September 12, 2012, as part of our Registration Statement on Form S-1.

10.01	Consulting Agreement with Yasmeen Savji	Filed with the SEC on February 20, 2013, as part of our Amended Registration Statement on Form S-1/A.

10.02	Trademark License Agreement	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quorum Corp.

Dated: July 13, 2015	/s/Ami James
By: Ami James
Its: Chief Executive Officer